  Exhibit 10.3

REGISTRATION RIGHTS AGREEMENT

This REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is made as of November __, 2017, by and between (i) CorMedix Inc., a Delaware corporation (the “Company”), and (ii) Elliott International, L.P. and Elliott Associates, L.P. (collectively, “Buyer”).

WHEREAS, pursuant to the terms of that certain Securities Purchase Agreement, dated as of November 9, 2017, by and between the Company, and the investors party thereto (the “Purchase Agreement”), Buyer has agreed to purchase shares of Series F Preferred Stock, $0.001 par value per share, of the Company, which shares are convertible into shares of common stock, $0.001 par value per share, of the Company (the “Common Stock”) Common Stock (as converted, the “Conversion Shares”);

WHEREAS, in connection with the transactions contemplated by the Purchase Agreement, Buyer has entered into that certain Backstop Agreement, dated as of November 9, 2017, by and between the Company and Buyer (the “Backstop Agreement”), and subject to the terms, conditions and limitations set forth therein, the Company has issued to Buyer warrants to acquire [______] shares of Common Stock at an exercise price of $0.001 per share (the “Warrants”); and

WHEREAS, as partial consideration for Buyer’s execution and delivery of the Purchase Agreement and the Backstop Agreement and the performance of the transactions contemplated thereby, the Company has agreed to provide Buyer with the registration rights set forth herein with respect to the resale of the Conversion Shares and the Warrant Shares (as defined below) issuable to Buyer.

NOW, THEREFORE, in consideration of the promises and mutual covenants contained herein, the parties hereto hereby agree as follows:

1. DEFINITIONS. Capitalized terms used herein and not defined shall have the meanings set forth in the Backstop Agreement. For the purposes hereof, the following terms shall have the following meanings:

“Business Day” means a day, other than a Saturday or Sunday, on which banks in New York City are open for the general transaction of business.

“Buyer” means, collectively, Buyer and any transferee or assignee of any Registrable Securities or a Warrant, as applicable, to whom Buyer assigns its rights under this Agreement and who agrees to become bound by the provisions of this Agreement and any transferee or assignee thereof to whom a transferee or assignee of any Registrable Securities or a Warrant, as applicable, assigns its rights under this Agreement and who agrees to become bound by the provisions of this Agreement.

“Effectiveness Date” means the date a Registration Statement is declared effective by the SEC.

“Effectiveness Deadline” means the date that is ninety (90) calendar days after the date hereof.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and all of the rules and regulations promulgated thereunder.

“Filing Date” means, with respect to the Initial Registration Statement, the date that is forty-five (45) calendar days after delivery of a Demand Notice as contemplated by Section 2 hereof, provided, however, that if the Filing Date falls on a Saturday, Sunday or other day that the SEC is closed for business the Filing Date shall be extended to the next Business Day.

“Holder” or “Holders” means the holder or holders, as the case may be, from time to time, of Registrable Securities.

“Initial Registration Statement” means the initial Registration Statement filed pursuant to this Agreement.

“Person” means an individual, corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or agency or subdivision thereof) or other entity of any kind.

“Registrable Securities” means (i) the Conversion Shares, (ii) the Warrant Shares and (iii) any capital stock of the Company issued or issuable with respect to the Conversion Shares, the Warrant Shares, or the Warrants, including, without limitation, as a result of any share split, share dividend, recapitalization, exchange or similar event or otherwise, without regard to any limitations on or exercise of a Warrant.

“Registration Statement” means any one (1) or more registration statements filed (and/or required to be filed pursuant hereto) with the SEC by the Company on Form S-3, or in the event the Company is not eligible to use Form S-3, on Form S-1, for the purpose of registering the Registrable Securities, including (in each case) the prospectus, amendments and supplements to such registration statement or prospectus, including pre and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement. The term “Registration Statement” shall include, but not be limited to, the Initial Registration Statement.

“Rule 144” means Rule 144 promulgated by the SEC pursuant to the Securities Act and any successor or substitute rule, law or provision.

“Rule 172” means Rule 172 promulgated by the SEC pursuant to the Securities Act, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC having substantially the same purpose and effect as such Rule.

“Rule 424” means Rule 424 promulgated by the SEC pursuant to the Securities Act, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC having substantially the same purpose and effect as such rule.

“SEC” means the United States Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933, as amended, and all of the rules and regulations promulgated thereunder.

“Warrant Shares” means any shares of Common Stock issued pursuant to a Warrant.

2. DEMAND REGISTRATION.

(a) To the extent the Company shall receive a written request from Buyer that the Company effect the registration under the Securities Act of all or any portion of the Registrable Securities (a “Demand Notice”), the Company shall prepare, and, as soon as practicable, but in no event later than the Filing Date, the Company shall file with the SEC the Initial Registration Statement registering for resale under the Securities Act all of the Registrable Securities by, and for the account of, the Holders as selling stockholders thereunder, that are not then registered on an effective Registration Statement for an offering to be made on a continuous basis pursuant to Rule 415. The Company shall use its best efforts to have such Initial Registration Statement declared effective by the SEC under the Securities Act as soon as practicable, but in no event, later than the Effectiveness Deadline.

(b) The Company shall use its reasonable best efforts to keep the Initial Registration Statement current and effective until such date (the “Effectiveness Period”) that is the earlier of (i) the date as of which all of the Holders as selling stockholders thereunder may sell all of the Registrable Securities registered for resale thereon without restriction pursuant to Rule 144, or otherwise, or (ii) the date when all of the Registrable Securities have been sold, but in no event longer than three years.

(c) Notwithstanding any other provision of this Agreement, if the SEC affirmatively limits the number of Registrable Securities to be registered in the Initial Registration Statement (and the Company has used its reasonable best efforts to advocate with the SEC for the registration of all or the maximum number of Registrable Securities), the number of Registrable Securities to be registered on such Registration Statement will be reduced to the maximum number of Registrable Securities permitted to be registered in such Initial Registration Statement. The Company shall file a new Registration Statement as soon as practicable covering the resale by the Holders of not less than the number of such Registrable Securities that are not registered in the Initial Registration Statement. The Company shall not be liable for liquidated damages under Section 3(a) or any other relevant penalty as to any Registrable Securities which are expressly not permitted by the SEC staff to be included in the initial Registration Statement. In such case, any liquidated damages payable under Section 3(a) shall be calculated to apply only to the percentage of Registrable Securities which are permitted to be included in such Registration Statement.

(d) If at any time after the date hereof, other than a Suspension Period referred to in Section 8, the Company shall determine to prepare and file with the SEC a registration statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities, other than on Form S-4 or Form S-8 (each as promulgated under the Securities Act) or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with stock option or other employee benefit plans, then the Company shall send to each Holder written notice of such determination and if, within fifteen (15) days after receipt of such notice, any such Holder shall so request in writing, the Company shall include in such registration statement all or any part of such Registrable Securities not already covered by an effective Registration Statement.

3. PARTIAL LIQUIDATED DAMAGES/SUSPENSION/DELAY IN EFFECTIVENESS OF A REGISTRATION STATEMENT.

(a) If: (i) the Initial Registration Statement and/or any other Registration Statement is not filed on or prior to the Filing Date, (ii) the Company fails to file with the SEC a request for acceleration in accordance with Rule 461 promulgated under the Securities Act, within five (5) Business Days of the date that the Company is notified (orally or in writing, whichever is earlier) by the SEC that the Initial Registration Statement or any other Registration Statement will not be “reviewed” or not be subject to further review, (iii) prior to the Effectiveness Deadline of the Initial Registration Statement or any other Registration Statement, the Company fails to file a pre-effective amendment and otherwise respond in writing to comments made by the SEC in respect of such Initial Registration Statement or any other Registration Statement within fifteen (15) Business Days after the receipt of comments by or notice from the SEC that such amendment is required in order for such Initial Registration Statement or any other Registration Statement to be declared effective, (iv) the Initial Registration Statement and/or any other Registration Statement covering Registrable Securities is not declared effective by the SEC by the Effectiveness Deadline, (v) to the extent a registration statement is filed pursuant to Section 2(d) and the Company fails to notify the Holder of such filing or, if notice is given in accordance with Section 2(d), the Company fails to include the Registrable Securities upon timely request of the Holder, or (vi) after the Effectiveness Date of the Initial Registration Statement or any other Registration Statement, such Initial Registration Statement or other Registration Statement ceases for any reason to remain for any period current and effective as to all Registrable Securities included in such Initial Registration Statement or other Registration Statement, as applicable, or Buyer is otherwise not permitted to utilize the prospectus therein to resell such Registrable Securities (any such failure or breach set forth in 3(a)(i)-(vi) shall be referred to as an “Event,” and the date such Event occurs shall be referred to as an “Event Date”), then, in addition to any other rights Buyer may have hereunder and/or under applicable law, on each such Event Date and on each monthly anniversary of each such Event Date (if the applicable Event shall not have been cured by such date) until the applicable Event is cured, the Company shall pay to Buyer on a monthly basis within three (3) Business Days of the end of the month an amount in cash equal to $15,000, as partial liquidated damages and not as a penalty. Any monthly amount owed pursuant to the terms hereof shall apply on a daily pro-rata basis for any portion of a month prior to the cure of an Event. Notwithstanding the foregoing, the aggregate amount payable as partial liquidated damages under this Section 3(a) shall not exceed $75,000.

(b)    In the event the Registration Statement has not been declared effective on or prior to the Effectiveness Deadline, the Company shall pay to Buyer liquidated damages equal to 1% of the purchase price of Registrable Securities purchased by Buyer pursuant to the Purchase Agreement and the Backstop Agreement within three (3) Business Days thereof and shall pay to the Buyer liquidated damages equal to 1% of such purchase price for each subsequent 30-day period, up to a maximum of 9%, within three (3) Business Days of the end of each such 30-day period.

(c) The Company shall provide Buyer with all correspondence (whether written and/or oral), to the SEC from the Company and from the SEC to the Company and shall notify Buyer by facsimile or e-mail as promptly as practicable, and in any event, within two (2) Business Days, after a Registration Statement is declared effective and shall simultaneously provide the Holders with a copy of any related prospectus to be used in connection with the sale or other disposition of the Registrable Securities covered thereby.

4. OBLIGATIONS OF THE COMPANY. With respect to the Initial Registration Statement and any other Registration Statement filed by the Company with the SEC that covers the Registrable Securities, the Company shall:

(a) Prepare and file with the SEC such amendments and supplements to a Registration Statement and the prospectus used in connection therewith as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by a Registration Statement;

(b) Furnish to the selling Holders such number of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents (including, without limitation, prospectus amendments and supplements as are prepared by the Company in accordance with Section 4(a) above) as the selling Holders may reasonably request in order to facilitate the disposition of such selling Holders’ Registrable Securities;

(c) Use its reasonable best efforts to comply with all applicable rules and regulations of the SEC under the Securities Act and the Exchange Act, including, without limitation, Rule 172 under the Securities Act, file any final prospectus, including any supplement or amendment thereof, with the SEC pursuant to Rule 424 under the Securities Act, promptly inform the Holders in writing if, at any time during the Effectiveness Period, the Company does not satisfy the conditions specified in Rule 172 and, as a result thereof, the Holders are required to deliver a prospectus in connection with any disposition of Registrable Securities; notify the selling Holders of the happening of any event as a result of which the prospectus included in or relating to a Registration Statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading; and, thereafter, subject to Section 8 hereof, the Company will promptly prepare (and, when completed, give notice and provide a copy thereof to each selling Holder) a supplement or amendment to such prospectus so that such prospectus will not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading; provided, however, that upon such notification by the Company (which shall be a Suspension (as defined herein) pursuant to Section 8), the selling Holders will not offer or sell Registrable Securities until the Company has notified the selling Holders that it has prepared a supplement or amendment to such prospectus and filed it with the SEC, or if the Company does not then meet the conditions for the use of Rule 172, delivered copies of such supplement or amendment to the selling Holders (it being understood and agreed by the Company that the foregoing proviso shall in no way diminish or otherwise impair the Company’s obligation to promptly prepare a prospectus amendment or supplement as above provided in this Section 4(c) and deliver copies of same as above provided in Section 4(b) hereof); and

(d) Use its reasonable best efforts to register and qualify the Registrable Securities covered by a Registration Statement under such other securities or Blue Sky laws of such states as shall be reasonably appropriate in the opinion of the Company.

(e) Subject to the terms and conditions of this Agreement, including Section 2 hereof, the Company shall use commercially reasonable efforts to (i) prevent the issuance of any stop order or other suspension of effectiveness of any Registration Statement, or the suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction in the United States, and (ii) if such an order or suspension is issued, obtain the withdrawal of such order or suspension at the earliest practicable moment and notify each Holder of Registrable Securities of the issuance of such order and the resolution thereof or its receipt of notice of the initiation or threat of any proceeding for that purpose.

(f) The Company shall use its reasonable best efforts to cause its Common Stock to continue to be registered under Sections 12(b), 12(g) and/or 15(d) of the Exchange Act, to comply in all respects with its reporting and filing obligations under the Exchange Act, to comply with all requirements related to the Initial Registration Statement and any other Registration Statement filed pursuant to this Agreement, and to not take any action or file any document (whether or not permitted by the Securities Act or the rules promulgated thereunder) to terminate or suspend such registration or to terminate or suspend its reporting and filing obligations under the Exchange Act or Securities Act. The Company shall take all action reasonably necessary to continue the listing, trading and/or quotation of its Common Stock on one or more of the OTC Bulletin Board, the Pink Sheets LLC, the OTC Markets Group, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, the New York Stock Exchange, or the NYSE American.

(g) With a view to making available to the Holders the benefits of Rule 144 and any other rule or regulation of the SEC that may at any time permit the Holders to sell the Registrable Securities to the public without registration, the Company shall: (i) make and keep public information available as those terms are understood in Rule 144, (ii) furnish to a Holder as long as any Holder owns any Registrable Securities, upon such Holder’s request, a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company as may be reasonably requested in availing such Holder of any rule or regulation of the SEC permitting the selling of any such Registrable Securities without registration, and (iii) undertake any additional actions reasonably necessary to maintain the availability of the use of Rule 144. The Company shall further take all other actions as the Holders may reasonably request from time to time to enable the Holders to sell the Registrable Securities without registration under the Securities Act pursuant to the exemption provided by Rule 144 promulgated under the Securities Act, including, without limitation, obtaining any required legal opinions from Company counsel at the Company’s expense and delivering such legal opinions within five (5) Business Days after receipt from such Holder (or its representative) of documentation reasonably required by the Company’s counsel to provide such opinion.

(h) The Company will file any Registration Statement and all amendments and supplements thereto electronically on EDGAR.

5. OBLIGATIONS OF THE HOLDERS.

(a) Each Holder agrees to cooperate with the Company as reasonably requested by the Company in connection with the filing of any Registration Statement hereunder, unless such Holder has notified the Company in writing that such Holder elects to exclude all of its Registrable Securities from such Registration Statement.

(b) Each Holder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 4(c), each Holder shall immediately discontinue disposition of Registrable Securities pursuant to any Registration Statement covering such Registrable Securities until such Holders receipt of the copies of the supplemented or amended prospectus contemplated by Section 4(c) or receipt of notice that no supplement or amendment is required.

(c) Each Holder who is a member or affiliated or associated with member(s) of FINRA will agree, if requested by FINRA, to sign a lock-up, the form of which shall be satisfactory to FINRA (the “FINRA Lock-Up”), in connection with the transactions contemplated by this Agreement.

6. EXPENSES OF REGISTRATION. The Company shall bear and pay all expenses incurred in connection with any registration, filing or qualification of Registrable Securities pursuant hereto, including, without limitation, all registration, filing and qualification fees, printer’s fees, accounting fees and fees and disbursements of counsel for the Company, but excluding any brokerage or underwriting fees, discounts and commissions relating to Registrable Securities.

7. INDEMNIFICATION.

(a) To the greatest extent permitted by law, the Company will indemnify and hold harmless each selling Holder, and each officer and director of such selling Holder and each person, if any, who controls such selling Holder, within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which they may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue or alleged untrue statement of any material fact contained in any Registration Statement, in any preliminary prospectus or final prospectus relating thereto or in any amendments or supplements to any Registration Statement or any such preliminary prospectus or final prospectus, or the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading; or (ii) any violation by the Company or its agents of any rule or regulation promulgated under the Securities Act applicable to the Company or its agents and relating to action or inaction required of the Company in connection with such registration of the Registrable Securities; and will reimburse such selling Holder, or such officer, director or controlling person of such selling Holder for any legal or other expenses reasonably incurred by them in connection with defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this Section 7(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, damage, liability or action to the extent that it arises out of or is based upon (i) an untrue statement or alleged untrue statement or omission made in connection with any Registration Statement, any preliminary prospectus or final prospectus relating thereto or any amendments or supplements to any Registration Statement or any such preliminary prospectus or final prospectus, in reliance upon and in conformity with written information furnished expressly for use in connection with any Registration Statement or any such preliminary prospectus or final prospectus by the selling Holders or (ii) at any time when the Company has advised the Holder in writing that the Company does not meet the conditions for use of Rule 172 and as a result that the Holder is required to deliver a current prospectus in connection with any disposition of Registrable Securities, an untrue statement or alleged untrue statement or omission in a prospectus that is (whether preliminary or final) corrected in any subsequent amendment or supplement to such prospectus was delivered to the selling Holder before the pertinent sale or sales by the selling Holder.

(b) To the extent permitted by law, each selling Holder will severally and not jointly indemnify and hold harmless the Company, each of its directors, each of its officers who have signed any Registration Statement, each person, if any, who controls the Company within the meaning of the Securities Act, against any losses, claims, damages or liabilities to which the Company or any such director, officer, controlling person, may become subject to, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any untrue or alleged untrue statement of any material fact contained in any Registration Statement or any preliminary prospectus or final prospectus, relating thereto or in any amendments or supplements to any Registration Statement or any such preliminary prospectus or final prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent and only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission (i) was made in any Registration Statement, in any preliminary prospectus or final prospectus relating thereto or in any amendments or supplements to any Registration Statement or any such preliminary prospectus or final prospectus, in reliance upon and in conformity with written information furnished by the selling Holder expressly for use in connection with any Registration Statement, or any preliminary prospectus or final prospectus or (ii) at any time when the Company has advised the Holder in writing that the Company does not meet the conditions for use of Rule 172 and as a result that the Holder is required to deliver a current prospectus in connection with any disposition of Registrable Securities, an untrue statement or alleged untrue statement or omission in a prospectus that is (whether preliminary or final) corrected in any subsequent amendment or supplement to such prospectus was corrected in any subsequent amendment or supplement to such prospectus that was delivered to the selling Holder before the pertinent sale or sales by the selling Holder; and such selling Holder will reimburse any legal or other expenses reasonably incurred by the Company or any such director, officer, controlling person; provided, however, that notwithstanding anything to the contrary provided herein or elsewhere, the liability of each selling Holder hereunder shall be limited solely to the net proceeds received by each such selling Holder from the sale of Registrable Securities only by such Holder giving rise to such liability, and provided further, that the indemnity agreement contained in this Section 7(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of those selling Holder(s) against which the request for indemnity is being made (which consent shall not be unreasonably withheld).

(c) Promptly after receipt by an indemnified party under this Section 7 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 7, notify the indemnifying party in writing of the commencement thereof and the indemnifying party shall have the right to participate in and, to the extent the indemnifying party desires, jointly with any other indemnifying party similarly noticed, to assume at its expense the defense thereof with counsel satisfactory to the indemnifying party or indemnifying parties, but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party for contribution or otherwise under the indemnity agreement contained in this Section 7 (except to the extent that such omission materially and adversely affects the indemnifying party’s ability to defend such action). In the event that the indemnifying party assumes any such defense, the indemnified party may participate in such defense with its own counsel and at its own expense, provided, however, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded, based on an opinion of counsel reasonably satisfactory to the indemnifying party, that there may be a conflict of interest between the positions of the indemnifying party and the indemnified party in conducting the defense of any such action or that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section 7 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless the indemnified party shall have employed such counsel in connection with the assumption of legal defenses in accordance with the proviso to the preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel and one local counsel, reasonably satisfactory to such indemnifying party, representing all of the indemnified parties who are parties to such action in which case the reasonable fees and expenses of counsel shall be at the expense of the indemnifying party.

(d) Notwithstanding anything to the contrary herein, the indemnifying party shall not be entitled to settle any claim, suit or proceeding unless in connection with such settlement the indemnified party receives an unconditional release with respect to the subject matter of such claim, suit or proceeding and such settlement does not contain any admission of fault by the indemnified party.

(e) If the indemnification provided for in this Section 7 is unavailable to or insufficient to hold harmless an indemnified party under Section 7(a) or Section 7(b) above in respect of any losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and the Holders on the other in connection with the statements or omissions or other matters which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, in the case of an untrue statement, whether the untrue statement relates to information supplied by the Company on the one hand or a Holder on the other and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement. The Company and the Holders agree that it would not be just and equitable if contribution pursuant to this Section 7(e) were determined by pro rata allocation (even if the Holders were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to above in this Section 7(e). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this Section 7(e) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Holders’ obligations in this subsection to contribute are several in proportion to their sales of Registrable Securities to which such loss relates and not joint. In no event shall the contribution obligation of a Holder be greater in amount than the dollar amount of the net proceeds (net of all expenses paid by such Holder in connection with any claim relating to this Section 7 and the amount of any damages such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission) received by it upon the sale of the Registrable Securities giving rise to such contribution obligation.

8. SUSPENSION. Notwithstanding anything in this Agreement to the contrary, in the event (i) of any non-voluntary demand on the Company by the SEC during the period of effectiveness of any Registration Statement for amendments or supplements to any Registration Statement or related prospectus or for additional information; (ii) of the issuance by the SEC of any stop order suspending the effectiveness of any Registration Statement or the initiation of any proceedings for that purpose; or (iii) of any event or circumstance which requires in order to comply with applicable law the making of any changes in any Registration Statement or related prospectus, or any document incorporated or deemed to be incorporated therein by reference, so that, in the case of any Registration Statement, it will not contain any untrue statement of a material fact or any omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the prospectus, it will not contain any untrue statement of a material fact or any omission to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (based upon the written legal opinion of legal counsel to the Company and provided to counsel to the Holders), then the Company shall furnish to the selling Holders a certificate signed by the President or Chief Executive Officer of the Company setting forth in detail the facts relating to one or more of the above described circumstances, and the right of the selling Holders to use any Registration Statement (and the prospectus relating thereto) shall be suspended for a period (the “Suspension Period”) of not more than forty-five (45) days after delivery by the Company of the certificate referred to above in this Section 8. During the Suspension Period, none of the Holders shall offer or sell any Registrable Securities pursuant to or in reliance upon any Registration Statement (or the prospectus relating thereto). The Company shall use its best efforts to terminate any Suspension Period as promptly as practicable.

9. ENTIRE AGREEMENT. This Agreement, the Purchase Agreement, the Backstop Agreement, the Warrants and the other Transaction Documents constitute and contain the entire agreement and understanding of the parties with respect to the subject matter hereof, and supersede any and all prior negotiations, correspondence, agreements or understandings with respect to the subject matter hereof.

10. MISCELLANEOUS.

(a) This Agreement may not be amended, modified or terminated, and no rights or provisions may be waived, except with the written consent of the Company and the Holders of a majority of the Registrable Securities issued and outstanding.

(b) The rights under this Agreement shall be automatically assignable by Buyer to any transferee of all or any portion of Buyer’s Registrable Securities if such transferee or assignee agrees in writing with the Company to be bound by all of the provisions contained herein and such transfer shall have been conducted in accordance with all applicable federal and state securities laws.

(c) This Agreement shall be governed by and construed solely in accordance with the internal laws of the State of New York without regard to the conflicts of laws principles thereof. Each party hereby expressly and irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, Borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby expressly and irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby expressly and irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. In any action brought by the Company concerning and/or arising directly and/or indirectly out of this Certificate, the prevailing party shall be entitled to recover all of its legal fees and expenses incurred by it with respect to any such legal action. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE TO, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

(d) Any notice, demand, request, waiver or other communication required or permitted to be given hereunder shall be in writing and shall be effective (a) upon hand delivery by telecopy or facsimile at the address or number designated below (if delivered on a Business Day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a Business Day during normal business hours where such notice is to be received) or (b) on the second Business Day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be:

(i) All correspondence to the Company shall be addressed as follows:

If to the Company:	CorMedix Inc.
400 Connell Drive, 5th Floor Suite 5000
Berkeley Heights, NJ 07922
Attention: Chief Executive Officer
Telephone: (908) 517-9500
Facsimile: (908) 429-4307

with copies to :	Wyrick Robbins Yates & Ponton LLP
4101 Lake Boone Trail, Suite 300
Raleigh, NC 27607
Attention: Alexander M. Donaldson, Esq.
Telephone: (919) 781-4000
Facsimile: (919) 781-4865

(ii) All correspondence to Buyer shall be sent to Buyer at the address set forth in the books and records of the Company.

(iii) Any party may change the address to which correspondence to it is to be addressed by written notification as provided for herein.

(e) The parties acknowledge and agree that in the event of any breach of this Agreement, remedies at law may be inadequate, and each of the parties hereto shall be entitled to seek specific performance of the obligations of the other parties hereto and such appropriate injunctive relief as may be granted by a court of competent jurisdiction.

(f) Should any part or provision of this Agreement be held unenforceable, the unenforceable part or provisions shall be replaced with a provision which accomplishes, to the extent possible, the original business purpose of such part or provision in a valid and enforceable manner, and the remainder of this Agreement shall remain binding upon the parties hereto.

(g) This Agreement may be executed in a number of counterparts, any of which together shall for all purposes constitute one Agreement, binding on all the parties hereto notwithstanding that all such parties have not signed the same counterpart.

[Signature Page Follows.]

IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement as of the date and year first above written.

CORMEDIX INC.

By:
Name:
Title:

ELLIOTT INTERNATIONAL, L.P.

By:	Elliott International Capital Advisors Inc., as attorney-in-fact

By:
Name:
Title:

ELLIOTT ASSOCIATES, L.P.

By:	Elliott Capital Advisors, L.P., General Partner
By:	Braxton Associates, Inc., General Partner

By:
Name:
Title:

  [Signature Page to Registration Rights Agreement]